Cover	Jun. 18, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002121123
Document Type	S-6
Entity Registrant Name	FT 13010
Document Period End Date	Jun. 18, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

 Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in Cybersecurity Companies. Cybersecurity Companies are companies that design, develop, and provide resolutions to protect digital systems, data, and networks from unauthorized breaches, access, and cyber threats, and may include companies in the Information Technology sector and Professional Services and Aerospace & Defensive Industries as defined by Global Industry Classification Standard (GICS®). The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the information technology sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust contains a diversified portfolio of companies that have been identified for their growing involvement in the cybersecurity industry.

Our selection process attempts to find the common stocks with the best prospects for above-average capital appreciation by identifying those that meet our investment objective, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.